Exhibit 99.25

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
          Series 1998-10A, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                     $       375,795.21
                                                                ----------------
        (b)    Interest                                      $     2,828,690.78
                                                                ----------------
        (c)    Total                                         $     3,204,485.99
                                                                ----------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                     $       321,498.72
                                                                ----------------
        (b)    Interest                                      $     2,418,393.80
                                                                ----------------
        (c)    Total                                         $     2,739,892.52
                                                                ----------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                     $        54,296.49
                                                                ----------------
        (b)    Interest                                      $       410,296.98
                                                                ----------------
        (c)    Total                                         $       464,593.47
                                                                ----------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                     $       156,009.85
                                                                ----------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                     $     6,454,452.28
                                                                ----------------
        (b)    Interest                                      $        37,710.89
                                                                ----------------
        (c)    Total                                         $     6,492,163.17
                                                                ----------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                        $             0.00
                                                                ----------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during  the prior month:                             $             0.00
                                                                ----------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

12.     Pool Scheduled Principal Balance:                    $   458,543,868.33
                                                                 ---------------

13.     Available Funds:                                     $     9,601,319.73
                                                                 ---------------

14.     Realized Losses for prior month:                     $             0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                  $             0.00
                                                                ----------------

17.      Compensating Interest Payment:                      $         8,399.94
                                                                ----------------

18.      Total interest payments:                            $     2,615,062.39
                                                                ----------------

19. Interest
                              Unpaid Class
     Accrued Certificate   Interest Shortfalls    Interest
Class     Interest                                 Payable         Pay-out Rate
-----     --------         -------------------     -------         ------------
PO1  $              0.00   $              0.00   $         0.00   %  0.000000000
1A1  $        554,404.96   $              0.00   $   554,404.96   %  6.650000020
1A2  $        189,583.33   $              0.00   $   189,583.33   %  6.499999886
1A3  $        152,160.00   $              0.00   $   152,160.00   %  6.400000000
1A4  $         23,949.83   $              0.00   $    23,949.83   %  6.749999058
1A5  $      1,088,596.30   $              0.00   $ 1,088,596.30   %  7.000000032
1A6  $              0.00   $              0.00   $         0.00   %  0.000000000
1A7  $         36,859.58   $              0.00   $         0.00   %  7.000000258
1A8  $          6,886.17   $              0.00   $         0.00   %  6.999999204
1A9  $              0.00   $              0.00   $         0.00   %  0.000000000
1A10 $        449,949.38   $              0.00   $   449,949.38   %  6.750000075
1R   $              0.56   $              0.00   $         0.56   % 44.640000000
1RL  $              0.56   $              0.00   $         0.56   %  6.720000000
1M   $         52,106.51   $              0.00   $    52,106.51   %  6.749999530
1B1  $         22,534.51   $              0.00   $    22,534.51   %  6.749998940
1B2  $         12,675.31   $              0.00   $    12,675.31   %  6.749997916
1B3  $         11,264.46   $              0.00   $    11,264.46   %  6.750001539
1B4  $          5,632.23   $              0.00   $     5,632.23   %  6.750001573
1B5  $          8,455.54   $              0.00   $     8,455.54   %  6.750000679

20.      Principal Distribution Amount:                      $     6,986,257.34
                                                                ----------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class PO1                $              708.09       $          0.00
        Class 1A1                $                0.00       $          0.00
        Class 1A2                $                0.00       $          0.00
        Class 1A3                $                0.00       $          0.00
        Class 1A4                $                0.00       $          0.00
        Class 1A5                $        1,409,132.37       $          0.00
        Class 1A6                $                0.00       $          0.00
        Class 1A7                $        5,355,071.44       $     36,859.58
        Class 1A8                $                0.00       $      6,886.17
        Class 1A9                $          248,925.31       $          0.00
        Class 1A10               $                0.00       $          0.00
        Class SUP1               $                0.00       $          0.00
        Class 1R                 $                0.00       $          0.00
        Class 1RL                $                0.00       $          0.00
        Class 1M                 $            7,476.33       $          0.00
        Class 1B1                $            3,233.29       $          0.00
        Class 1B2                $            1,818.68       $          0.00
        Class 1B3                $            1,616.24       $          0.00
        Class 1B4                $              808.12       $          0.00
        Class 1B5                $            1,213.22       $          0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                             $             0.00
                                                                ----------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                             $             0.00
                                                                ----------------

24.     Subordinate Certificate Writedown Amount:            $             0.00
                                                                ----------------

                                                         Accumulative
                Class       Supported Shortfall      Supported Shortfall
                -----       -------------------      -------------------
                 1B1        $              0.00     $               0.00
                 1B2        $              0.00     $               0.00
                 1B3        $              0.00     $               0.00
                 1B4        $              0.00     $               0.00
                 1B5        $              0.00     $               0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-1B1       X
         Class-1B2       X
         Class-1B3       X
         Class-1B4       X
         Class-1B5       X

 2.     Base Servicing Fee amount:                              $     98,054.64
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                      $    155,408.44
                                                                     -----------

 4.     Credit Losses for prior month:                          $          0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.691553    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.308447
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %100.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations